AMENDMENT NO. 6

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

This Amendment No. 6 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”) amends, effectiveFebruary 28, 2020, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Oppenheimer Global High Yield Fund to Invesco High Yield Bond Factor Fund and Invesco Oppenheimer Intermediate Income Fund to Invesco Intermediate Bond Factor Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2019.

By:	/s/ Jeffrey H. Kupor
Names:	Jeffrey H. Kupor
Title:	Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Corporate Bond Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Global Real Estate Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Government Money Market Fund	Class A Shares Class AX Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares AIM Cash Reserve Shares Investor Class Shares

Invesco High Yield Bond Factor Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco High Yield Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Income Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares Investor Class Shares

Invesco Intermediate Bond Factor Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Government Cash Reserves Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R6 Shares

Invesco Oppenheimer Government Money Market Fund	Invesco Cash Reserve Class Shares Class C Shares Class R Shares Class Y Shares Class R6 Shares

Invesco Oppenheimer Limited-Term Bond Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Limited-Term Government Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Master Inflation Protected Securities Fund	Class R6 Shares

Invesco Oppenheimer Ultra-Short Duration Fund	Class A Shares Class Y Shares Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Real Estate Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares Investor Class Shares

Invesco Short Duration Inflation Protected Fund	Class A Shares Class A2 Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Short Term Bond Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares”